Exhibit 10.30.8

AMENDMENT NO. 8 TO

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

FOR OFFICERS OF NORTHEAST UTILITIES SYSTEM COMPANIES

The Supplemental Executive Retirement Plan for Officers of Northeast Utilities System Companies (the “Plan”) is amended effective January 1, 2006, as follows:

1.1

Amendment to Article II.  Article II is hereby amended to add the following definition:

“Eligible Employee.  “Eligible Employee” means any person (i) employed by an Employer on a regular full-time salaried basis, (ii) designated an officer (excluding any assistant officers) of an Employer with a title of Vice President or of any higher rank, or who is  member of the Board, and (iii) who is a participant in the Retirement Plan.”

1.2

Amendment to Article III.  Article III of the Plan is hereby deleted and the following is substituted:

“III. Participation

Each Eligible Employee shall be a Participant in the Plan with respect to the Make-Whole Benefit.

Each Eligible Employee with a title of Senior Vice President, or higher ranking officer of the Employer, shall be a Participant in the Plan with respect to the Target Benefit.”